Summary Of Significant Accounting Policies And Pronouncements	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies And Pronouncements [Abstract]
Summary Of Significant Accounting Policies And Pronouncements

Note 2: Summary of Significant Accounting Policies and Pronouncements

A.	Basis of Accounting

The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

The Account has transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include valuation of Investments in the Prudential Variable Contract Real Property Partnership.

Adoption of Accounting Pronouncements

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which is effective for interim and annual reporting periods beginning after December 15, 2010. The Account adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2009 on January 1, 2010. The required disclosures are provided in Note 10.

New Accounting Pronouncements

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Account expects this guidance to have a significant impact on its financial statement disclosures but limited, if any, impact on the Account's financial position or results of operations.

B.	Investment in Partnership Interest

The investment in the Partnership is based on the Account's proportionate interest of the Partnership's fair value. At December 31, 2011 and December 31, 2010 the Account's interest in the General Partners Controlling Interest was as 54.3% or 2,896,826 shares and 54.7% or 3,178,326 shares, respectively. Properties owned by the Partnership are illiquid and their fair value is based on estimated fair value as discussed in the notes to the Partnership's consolidated financial statements.

C.	Income Recognition

Net investment income, realized and unrealized gains and losses are recognized daily for the investments in the Partnership. Amounts are based on the Account's proportionate interest in the Partnership.

D.	Equity of Pruco Life Insurance Company

Pruco Life maintains a position in the Account for property liquidity purposes, including unit purchases and redemptions, Partnership share transactions, and expense processing. The position does not have an effect on the contract owners' accounts or the related unit values.